UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):July 31, 2007
Advanced Environmental Recycling Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-10367	71-0675758
(State or other jurisdiction of	Commission File Number)	(I.R.S. Employer Identification No.)
incorporation or organization)

914 N Jefferson Street		72764
Springdale, Arkansas		(Zip Code)
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code		(479) 756-7400
Not Applicable
(Former name and former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
     On August 1, 2007, the Company announced in a press release, which is attached as an exhibit to this Form 8-K filing, its results of operations and financial condition for the quarter and six months ended June 30, 2007.
ITEM 8.01 OTHER EVENTS.
     On July 31, 2007, as announced in the press release attached as an exhibit to this Form 8-K filing, the Company and Certain underwriters at Lloyd’s, London agreed to the terms of a settlement resolving litigation that arose in early 2005 concerning losses related to a fire in 2003. Under the settlement, Lloyd’s agreed to pay the Company $700,000 and the parties provided mutual releases to one another.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
99.1	Press release issued August 1, 2007, announcing the Company’s results of operations and financial condition for the quarter and six months ended June 30, 2007.

99.2	Press release issued August 2, 2007, announcing the above settlement.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ADVANCED ENVIRONMENTAL
RECYCLING TECHNOLOGIES, INC.

By	/s/ JOE G. BROOKS
Joe G. Brooks,
Chairman, Chief Executive Officer and President

Date: August 2, 2007